                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                       HOTJOBS.COM, LTD.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2000

To our Stockholders:

    The Annual Meeting of Stockholders (the "Annual Meeting") of
HotJobs.com, Ltd., a Delaware corporation (the "Company"), will be held at the Marriott Marquis Hotel, 1535 Broadway, New York, New York 10036 on May 17, 2000 at 10:00 a.m. (New York time) for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

        (1) To elect two Directors of the Company to serve until the 2003 Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified;

        (2) To approve and ratify amendments to the Company's 1999 Stock Option/Stock Issuance Plan (the "Option Plan") to automatically increase the number of shares of common stock authorized for issuance over the term of the Option Plan on the first trading day in January each year, beginning in calendar year 2001, by an amount equal to 3% of the shares of common stock outstanding on the last trading day of the immediately preceding calendar year, subject to a maximum annual increase of 1,500,000 shares;

        (3) To approve and ratify amendments to the Company's Employee Stock Purchase Plan (the "Purchase Plan") to automatically increase the number of shares of common stock authorized for issuance over the term of the Purchase Plan on the first trading day in January each year, beginning in calendar year 2001, by an amount equal to 1% of the shares of common stock outstanding on the last trading day of the immediately preceding calendar year, subject to a maximum annual increase of 500,000 shares;

        (4) To ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and

        (5) To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

    Only stockholders of record at the close of business on March 23, 2000 will be entitled to notice of, and to vote at, the Annual Meeting.

    All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                     By Order of the Board of Directors

                                     /s/ Richard S. Johnson

                                     Richard S. Johnson
                                     President, Chief Executive Officer and
                                     Chairman of the Board of Directors

New York, New York
April 7, 2000

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                       BE COMPLETED AND RETURNED PROMPTLY

                                     [LOGO]

                        24 WEST 40TH STREET, 14TH FLOOR
                               NEW YORK, NY 10018

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2000

    This Proxy Statement is furnished to stockholders of record of HotJobs.com, Ltd., a Delaware corporation (the "Company"), as of March 23, 2000 in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or "Board") for use at the Annual Meeting of Stockholders to be held on May 17, 2000 at 10:00 a.m. (New York time) (the "Annual Meeting").

    Shares cannot be voted at the meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted, (i) "FOR" the election of the named nominees as Directors of the Company, (ii) "FOR" the approval of the increase in the number of shares of common stock available under the Option Plan, (iii) "FOR" the increase in the number of shares of common stock available under the Purchase Plan and (iv) "FOR" the ratification of KPMG LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 31, 2000, and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the meeting may withdraw his or her proxy and vote in person. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

    The mailing address of the principal executive offices of the Company is 24 West 40(th) Street, 14th Floor, New York, New York 10018. This Proxy Statement and the accompanying form of proxy are being mailed on or about April 7, 2000 to the stockholders of the Company entitled to vote at the Annual Meeting.

                               VOTING SECURITIES

    The Company has one class of voting securities outstanding, its common stock, $0.01 par value per share. Each holder of common stock is entitled to one vote for each share held. In addition, the Company is authorized to issue up to an aggregate of 10,000,000 shares of preferred stock, $0.01 par value per share (the "Preferred Stock"), with such voting rights as may be determined by the Board of Directors providing for such series. The Company does not have current plans to issue any shares of Preferred Stock. At the Annual Meeting, each stockholder of record at the close of business on March 23, 2000 will be entitled to one vote for each share of common stock owned on that date as to each matter presented at the Annual Meeting. On February 29, 2000, there were 31,726,187 shares of common stock outstanding and held by approximately 71 stockholders of record. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address specified above.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting "FOR" the election of the nominees named below as Class I Directors of the Company to serve until the 2003 Annual Meeting of Stockholders or until their successors are duly elected and qualified. If any nominee is unable or unwilling to serve as a Director when the election takes place, it is the intention of the persons named in the proxy to vote for the election of such substitute nominee for election as a Director of the Company as the Board of Directors may recommend. The Board of Directors does not currently anticipate that any nominee will be unable or unwilling to serve as a Director. Each nominee is currently a Director of the Company.

    In accordance with the terms of the Company's Amended and Restated Certificate of Incorporation, the Board of Directors has been divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms. At each annual meeting of the Company's stockholders, the successors to the Directors whose terms expire are elected to serve from the time of their election and qualification until the third annual meeting of stockholders following their election or until a successor has been duly elected and qualified. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote on the election of Directors at the Annual Meeting is required to elect the Directors.

    The Board of Directors currently has seven members. Messrs. John G. Murray and Kevin P. Ryan are Class I Directors whose terms expire at the Annual Meeting and each of whom is a nominee for election. Messrs. Stephen W. Ellis and John A. Hawkins are Class II Directors whose terms expire at the 2001 Annual Meeting of Stockholders (in each case subject to the election and qualification of their successors or to their earlier death, resignation or removal). Messrs. Richard
S. Johnson, Dimitri J. Boylan and Philip Guarascio are Class III Directors whose terms expire at the 2002 Annual Meeting (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).

INFORMATION REGARDING THE NOMINEES FOR ELECTION AS DIRECTORS (CLASS I DIRECTORS)

    The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of the nominees have been furnished to the Company by such nominees. Except as indicated, the nominees have had the same principal occupation for the last five years.

    JOHN G. MURRAY, 37, has served as a Director of the Company since May 1999. Since June 1998, Mr. Murray has been a Managing Director of Deutsche Bank Securities Inc., formerly BT Alex. Brown Incorporated, specializing in the venture capital service sector. From January 1994 to June 1998, Mr. Murray served as a principal of BancBoston Robertson Stephens, specializing in the venture capital service sector. Mr. Murray received his bachelor's degree from St. Lawrence University and his Master of Business Administration from The Wharton School of Finance.

    KEVIN P. RYAN, 36, has served as a Director of the Company since June 1999. Mr. Ryan has served as Chief Operating Officer of DoubleClick Inc. (NASDAQ:
DCLK) since April 1998 and as President since July 1997. From June 1996 to
April 1998, Mr. Ryan served as DoubleClick's Chief Financial Officer. From January 1994 to June 1996, Mr. Ryan served as Senior Vice President, Business and Finance for United Media, a licensing and syndication company representing comics, columnists and wire services to over 2,000 newspapers around the world. From April 1991 to December 1993, Mr. Ryan served as Senior Manager, Finance for Euro Disney, and from August 1985 to September 1989, Mr. Ryan was an investment banker for Prudential Investment Corporation in both the United States and the United Kingdom. Mr. Ryan received his bachelor's degree from Yale University and his Master of Business Administration from INSEAD.

                          RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF JOHN
G. MURRAY AND KEVIN P. RYAN AS DIRECTORS UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS.

INFORMATION REGARDING DIRECTORS WHO ARE NOT NOMINEES FOR ELECTION AT THE ANNUAL
  MEETING

    The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of each Director who is not a nominee for election at the Annual Meeting has been furnished to the Company by such Director. Except as indicated, each of these Directors has had the same principal occupation for the last five years.

CLASS II DIRECTORS (TERMS EXPIRE AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS)

    STEPHEN W. ELLIS, 49, has served as a Director of the Company since
May 1999, and has served as the Company's Chief Financial Officer since
April 1999. From March 1998 through December 1998, Mr. Ellis served as the Chief Financial Officer for Biztravel.com, an Internet-based travel services company. Prior to that, from March 1997 through February 1998, Mr. Ellis was the Chief Financial Officer for Metromedia Fiber Network (NASDAQ: MFNX), a facilities-based fiber optic/telecom services company. Mr. Ellis also served as an executive officer of Data Broadcasting Corporation (NASDAQ: DBCC), a financial market-data company, first as Chief Financial Officer from 1992 to 1995 and then as Executive Vice President, Finance through March 1997.
Mr. Ellis holds a bachelor's degree from the Massachusetts Institute of Technology and a Master of Business Administration from the Stanford University Graduate School of Business. Mr. Ellis is a Certified Public Accountant. He also is on the board of directors of the following private companies: FSA
Capital, Inc. and US Medical Network, LLC.

    JOHN A. HAWKINS, 39, has served as a Director of the Company since
May 1999. In 1995, Mr. Hawkins co-founded Generation Partners L.P., a private equity fund. From 1987 until 1995, Mr. Hawkins was a General Partner of Burr, Egan, Deleage & Co., a $700 million venture capital firm. Mr. Hawkins specializes in information technology investments including data communications and telecommunications, software and the Internet. Mr. Hawkins graduated with a bachelor's degree from Harvard College and received his Master of Business Administration from the Harvard Graduate School of Business. Mr. Hawkins currently serves on the boards of P-COM, Inc. (NASDAQ: PCMS), PixTech (NASDAQ:
PIXT), DiscoverMusic.com (formerly Enso Audio Imaging Corporation), Driveway.com, High End Systems, Inc., OrderFusion (formerly Dover Pacific Computing, Inc.) and Linguateq, Inc.

CLASS III DIRECTORS (TERMS EXPIRE AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS)

    RICHARD S. JOHNSON, 39, founded the Company in February 1997 and has served as its President, Chief Executive Officer and Chairman of the Board of Directors since inception. From 1988 to 1997, Mr. Johnson served as President of OTEC, Inc., a New York-based recruiting firm focusing on IT professionals ("OTEC"). Mr. Johnson co-founded OTEC in 1988 and, until March 8, 2000, was one of its directors and principal stockholders. Mr. Johnson received his bachelor's degree from Bucknell University. Mr. Johnson is a member of New York's New Media Association.

    DIMITRI J. BOYLAN, 39, has served as the Company's Chief Operating Officer since March 1998, and as its Vice President of Sales and Marketing from February 1997 until March 1998. Mr. Boylan has also served as a Director since May 1999. From October 1990 until October 1997, Mr. Boylan served as the managing director of recruiting for OTEC. Mr. Boylan received his bachelor's degree from the University of Pennsylvania and earned a master's degree from the University of Illinois.

    PHILIP GUARASCIO, 58, has served as a Director of the Company since
August 1999. Mr. Guarascio has been a Vice President of General Motors Corporation since July 1994 where he is primarily responsible for worldwide advertising resource management, managing consolidated media placement efforts and working with General Motors' North American Operations vehicle divisions to increase marketing effectiveness and efficiency. Mr. Guarascio also manages corporate image advertising activities and oversees GM Credit Card operations and GM's Enterprise Customer System. From July 1992 to July 1994, Mr. Guarascio served as General Manager of Marketing and Advertising for General Motors' North American Operations. Mr. Guarascio joined General Motors in 1985 after 21 years with the New York advertising agency, D'Arcy, Masius, Benton & Bowles (formerly Benton & Bowles, Inc.). Mr. Guarascio currently serves on the board of directors of Snyder Communications, Inc. (NYSE: SNC), and is a member of its audit and compensation committees. Mr. Guarascio is Chairman Emeritus of the Advertising Council and serves on the Executive Committee of that organization. He also serves on the boards of the Association of National Advertisers, the Women's Sports Foundation, the Ellis Island Restoration Commission and the American Film Institute.

COMMITTEES OF THE BOARD

    The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the compensation arrangements provided to the management of the Company and administers the stock option plans. The Compensation Committee currently consists of Messrs. Ellis, Hawkins and Murray. Prior to June 30, 1999, Richard S. Johnson was the sole member of the Compensation Committee.

    The Audit Committee was established in June 1999. The Audit Committee reviews the Company's annual audit and meets with the Company's independent auditors to review internal controls and financial management practices. The Audit Committee currently consists of Messrs. Ellis, Hawkins and Ryan.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

    During 1999, the Board of Directors held 11 meetings and acted eight times by unanimous written consent. During 1999, each director attended at least 75% of the total number of meetings of the Board. The Compensation Committee held one meeting during 1999, at which all of the members of the committee were present. The Audit Committee held no meetings during 1999.

COMPENSATION OF DIRECTORS

    CASH COMPENSATION. Directors do not receive a fee for attending Board of Directors or committee meetings, but are reimbursed for expenses incurred in connection with performing their respective duties.

    STOCK OPTION GRANT. Under the Automatic Option Grant Program under the Option Plan, each individual who is elected to serve as a non-employee member of the Board of Directors after August 10, 1999 will automatically be granted a non-statutory option to purchase 20,000 shares of common stock. In addition, on the date of each annual meeting of stockholders, each non-employee Director who is to continue to serve as a member of the Board of Directors, whether or not that individual is standing for re-election to the Board of Directors at that particular annual meeting of stockholders, will automatically be granted a non-statutory option to purchase 5,000 shares of common stock, provided such individual has served as a non-employee member of the Board of Directors for at least six months.

    Each automatic grant will have a term of 10 years, subject to earlier termination following the optionee's cessation of service on the Board of Directors. Each automatic option will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase should the optionee's service as a non-employee member of the Board of Directors cease prior to the lapse of such repurchase rights. The initial 20,000 share grant will vest in successive equal annual installments over the optionee's initial four-year period of Board service. Each additional 5,000 share grant will vest upon the optionee's completion of one year of service on the Board of Directors, as measured from the grant date. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or permanent disability of the optionee while serving on the Board of Directors.

    Each of Messrs. Guarascio, Hawkins and Murray received an option grant on August 10, 1999 to purchase 20,000 shares of common stock at an exercise price of $8.00 per share. On June 30, 1999, Mr. Ryan received an option grant to purchase 20,000 shares of common stock at an exercise price of approximately $3.38 per share. One quarter of the options granted to each of Messrs. Guarascio, Hawkins, Murray and Ryan vest on the first anniversary of the grant date, with the remainder vesting in successive equal monthly installments over the remaining 36 months of Board service.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

    The executive officers as of February 29, 2000 were as follows:

NAME                                       AGE                            POSITION
----                                     --------   ----------------------------------------------------
Richard S. Johnson.....................     39      President, Chief Executive Officer and Chairman of
                                                    the Board of Directors

Stephen W. Ellis.......................     49      Chief Financial Officer and Director

Dimitri J. Boylan......................     39      Chief Operating Officer, Secretary and Director

George J. Nassef, Jr...................     35      Chief Information Officer

INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    GEORGE J. NASSEF, JR. has served as the Company's Chief Information Officer since June 1999. From December 1998 to June 1999, Mr. Nassef was president of his own consulting business related to Internet technologies. From
February 1997 until December 1998, Mr. Nassef served as Chief Information Officer of Biztravel.com, an Internet-based travel services company. From January 1996 until February 1997, Mr. Nassef held positions with The SABRE Group, most recently as Managing Director of Platform Technologies. From
August 1987 until January 1996, Mr. Nassef held systems engineering positions with American Airlines' Data Processing Division. Mr. Nassef holds a bachelor's degree from Texas A&M University.

SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth the compensation received in 1998 and 1999 by the Company's Chief Executive Officer and by the other three executive officers who served as executive officers as of December 31, 1999 and whose salary exceeded $100,000 in 1999 (together, the "Named Executive Officers"). No individual who would otherwise have been included in the table resigned during 1999.

                                                                                   LONG-TERM
                                                  ANNUAL COMPENSATION (1)        COMPENSATION
                                                  ------------------------      ---------------
                                     FISCAL                                     NUMBER OF STOCK       ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR         SALARY          BONUS        OPTIONS GRANTED      COMPENSATION
---------------------------         --------      ---------      ---------      ---------------      ------------
Richard S. Johnson................    1999        $201,923       $125,000           510,000                  --
  President, Chief Executive          1998        $182,000             --                --                  --
  Officer and Chairman of the
  Board

Stephen W. Ellis (2)..............    1999        $111,731       $ 75,000           510,000                  --
  Chief Financial Officer             1998              --             --                --                  --

Dimitri J. Boylan.................    1999        $141,587       $100,000           270,000                  --
  Chief Operating Officer             1998        $117,437       $ 10,000                --                  --

George J. Nassef, Jr. (3).........    1999        $ 84,135       $ 75,000           330,000                  --
  Chief Information Officer           1998              --             --                --                  --

------------------------

(1) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), other compensation in the form of perquisites and other personal benefits has been omitted for each of the Named Executive Officers because the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for each of such Named Executive Officers in 1999.

(2) Mr. Ellis joined the Company in May 1999.

(3) Mr. Nassef joined the Company in June 1999.

OPTION GRANTS IN LAST YEAR

    The following table sets forth certain information regarding options granted to the Named Executive Officers during 1999. The Company has not granted any stock appreciation rights.

                                    INDIVIDUAL GRANTS (1)
                                   ------------------------                           POTENTIAL REALIZABLE VALUE AT
                                   NUMBER OF    % OF TOTAL                               ASSUMED ANNUAL RATES OF
                                   SECURITIES     OPTIONS                                STOCK APPRECIATION FOR
                                   UNDERLYING   GRANTED TO                                   OPTION TERM (7)
                                    OPTIONS      EMPLOYEES    EXERCISE   EXPIRATION   -----------------------------
NAME                                GRANTED     IN 1999 (6)    PRICE        DATE           5%              10%
----                               ----------   -----------   --------   ----------   -------------   -------------
Richard S. Johnson (2)...........   240,000         4.7%       $0.05      1/1/2009     $3,115,200      $4,968,000
                                    120,000         2.3%       $3.38     5/15/2009     $2,136,000      $3,640,800
                                    150,000         2.9%       $8.80     8/10/2004     $  364,500      $  805,500

Stephen W. Ellis (3).............   360,000         7.0%       $0.05     3/31/2009     $4,672,800      $7,452,000
                                    150,000         2.9%       $8.00     8/10/2009     $  754,500      $1,912,500

Dimitri J. Boylan (4)............   120,000         2.3%       $0.05      1/1/2009     $1,557,600      $2,484,000
                                    150,000         2.9%       $8.00     8/10/2009     $  754,500      $1,912,500

George J. Nassef, Jr. (5)........   180,000         3.5%       $3.38     6/18/2009     $3,204,000      $5,461,200
                                    150,000         2.9%       $8.00     8/10/2009     $  754,500      $1,912,500

------------------------

(1) Each option represents the right to purchase one share of common stock. To the extent not already exercisable, certain of these options may become exercisable in the event of a merger in which the Company is not the surviving corporation or upon the sale of substantially all of the Company's assets or a sale of stock by the stockholders or if the Company otherwise undergoes a change in control. In addition, the Compensation Committee has the discretion to accelerate these options whether or not they are assumed or otherwise continue in effect.

(2) Granted on January 1, 1999, May 15, 1999 and August 10, 1999. Of the options granted on January 1, 1999, 240,000 became exercisable upon the consummation of the Company's initial public offering ("IPO"); the remainder of Mr. Johnson's options become exercisable over a four-year period with 25% becoming vested on the first anniversary of the grant date and the balance vesting in 36 successive equal monthly installments upon completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date of these options.

(3) Granted on March 31, 1999 and August 10, 1999. Of the options granted on March 15, 1999, 180,000 became exercisable upon the consummation of the Company's IPO; 90,000 of these options will become exercisable on each of May 6, 2001 and 2002; the remainder of Mr. Ellis's options become exercisable over a four-year period with 25% becoming vested on the first anniversary of the grant date and the balance vesting in 36 successive equal monthly installments upon completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date of these options.

(4) Granted on January 1, 1999 and August 10, 1999. Of the options granted on January 1, 2000, 120,000 became exercisable upon the consummation of the Company's IPO; the remainder of Mr. Boylan's options become exercisable over a four-year period with 25% becoming vested on the first anniversary of the grant date and the balance vesting in 36 successive equal monthly installments upon completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date of these options.

(5) Granted on June 18, 1999 and August 10, 1999. Of the options granted on June 18, 1999, 90,000 became exercisable upon the consummation of the Company's IPO; 30,000 of these options will become exercisable on June 18, 2001 and 60,000 of these options will become exercisable on June 18,

    2002; the remainder of Mr. Nassef's options become exercisable over a four-year period with 25% becoming vested on the first anniversary of the grant date and the balance vesting in 36 successive equal monthly installments upon completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date of these options.

(6) During 1999, the Company granted employees options to purchase an aggregate of 5,151,200 shares of common stock.

(7) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Commission and do not represent the Company's estimate or projection of the Company's future common stock prices. These amounts represent certain assumed rates of appreciation in the value of the Company's common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. For options granted with an exercise price of $.05 and $3.38, calculations were made based assuming an $8.00 and $13.00 exercise price, respectively, pursuant to the rules and regulations of the Commission. The amounts reflected in the table may not necessarily be achieved.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

    The following table sets forth certain information concerning options to purchase common stock exercised by the Named Executive Officers during 1999 and the number and value of unexercised options held by each of the Named Executive Officers at December 31, 1999.

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                    UNDERLYING                   IN-THE-MONEY
                                                              UNEXERCISED OPTIONS AT              OPTIONS AT
                                                                 DECEMBER 31, 1999           DECEMBER 31, 1999 (1)
                         SHARES ACQUIRED                    ---------------------------   ---------------------------
NAME                       ON EXERCISE     VALUE REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     ---------------   --------------   -----------   -------------   -----------   -------------
Richard S. Johnson.....           --                 --       240,000        270,000      $10,473,600    $10,070,700
Stephen W. Ellis.......      180,000         $1,362,750            --        330,000               --    $13,208,700
Dimitri J. Boylan......           --                 --       120,000        150,000      $ 5,236,800    $ 5,353,500
George J. Nassef,
  Jr...................           --                 --        90,000        240,000      $ 3,627,900    $ 8,981,400

------------------------

(1) These values have been calculated on the basis of the market price on that date of $43.69 per share, less the applicable exercise price per share, multiplied by the number of shares underlying such options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS FOR NAMED EXECUTIVE OFFICERS

    Each of the Named Executive Officers has an employment agreement with the Company.

    TERM. The agreement of each of Messrs. Johnson, Ellis and Boylan became effective on May 6, 1999 and expires on May 5, 2002 and will automatically renew for additional one-year terms after that date unless the Company gives the Named Executive Officer written notice of its desire not to renew the agreement at least six months prior to the expiration of the initial or any additional term. Mr. Nassef's employment agreement became effective on June 18, 1999 and will continue until terminated by him or by the Company.

    SALARY. The annual salary for each of the Named Executive Officers is as follows: Mr. Johnson, $200,000; Mr. Ellis, $175,000; Mr. Boylan, $175,000; and Mr. Nassef, $175,000. Also, each of these executives is entitled to an annual bonus determined by the Compensation Committee. The annual salary of each of Messrs. Johnson, Ellis and Boylan may increase by a minimum of 10% each year.

    STOCK OPTION GRANTS. Mr. Ellis received stock options to purchase 360,000 shares of the Company's common stock. On August 10, 1999, 180,000 of these options vested automatically in connection with the Company's IPO, and 90,000 options will vest on each of May 6, 2001 and 2002. Mr. Nassef received stock options to purchase 180,000 shares of the Company's common stock. On August 10, 1999, 90,000 of these options vested automatically in connection with the Company's IPO, 30,000 options will vest on June 18, 2001, and 60,000 options will vest on June 18, 2002.

    TERMINATION OF EMPLOYMENT. The Company can terminate these employment agreements with or without cause by delivering written notice to the Named Executive Officer. Each Named Executive Officer may terminate his employment with or without good reason by delivering written notice to the Company. Upon termination of the employment of each of Messrs. Johnson, Ellis and Boylan by the Company without cause or by the executive for good reason, the executive is entitled to the greater of his annual salary for the remainder of the term of the employment agreement or one year of salary and all options become immediately exercisable. Upon termination of Mr. Nassef's employment agreement by the Company without cause or by Mr. Nassef for good reason, Mr. Nassef is entitled to six months of salary.

    NONCOMPETITION AND CONFIDENTIALITY. Each of the Named Executive Officers has agreed not to compete with the Company, solicit the Company's suppliers or employees or reveal the Company's confidential information during the term of his employment agreement and for two years thereafter. In addition, each Named Executive Officer is bound by a proprietary inventions agreement which prohibits the Named Executive Officer from, among other things, disseminating or using confidential information about the Company's business or clients in any way that would be adverse to the Company.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors advises the Board of Directors on matters of the Company's compensation philosophy and the compensation of executive officers and other employees. The Compensation Committee is also responsible for the administration of the Company's stock option plans under which option grants and direct stock issuances may be made to executive officers. The Compensation Committee meets at least once per year to review management performance and compensation and to recommend to the Board bonuses and option grants for current personnel. The Compensation Committee also meets periodically to approve and ratify option grants for newly created or expanded positions. The Compensation Committee has reviewed and is in accord with the compensation paid to executive officers in 1999.

GENERAL COMPENSATION PHILOSPHY

    The fundamental philosophy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their performance and their contribution to the development and financial success of the Company. It is the Compensation Committee's policy to have a portion of each executive officer's compensation contingent upon the Company's performance as well as upon such executive officer's level of performance. Accordingly, the compensation package for each executive officer is comprised of three key elements: (i) base salary, (ii) an annual incentive cash bonus and
(iii) long-term incentive stock options which strengthen the mutuality of interests between the executive officers and the Company's stockholders. The Compensation Committee believes that this philosophy is appropriate.

FACTORS

    The principal factors considered by the Compensation Committee for each executive officer's compensation package for fiscal year 1999 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in advising the Board of Directors with respect to executive compensation for future years.

BASE SALARY

    The suggested base salary for each executive officer is set in their respective employment agreements, which was determined on the basis of the executive's experience and the salary levels in effect for comparable positions within and without the industry and internal base salary comparability considerations.

ANNUAL INCENTIVE CASH BONUS

    In addition to base salaries, executive officers of the Company are eligible to receive annual cash bonuses, at the discretion of the Board of Directors. Cash bonuses are determined on the basis of (a) the overall financial performance of the Company and (b) annual personal performance objectives.

LONG-TERM INCENTIVE STOCK OPTIONS

    Option grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. Each option generally becomes exercisable in installments over a four-year period, with a quarter of the options vesting on the first anniversary of the grant date and the balance vesting in 36 successive equal monthly installments upon completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates.

    The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers. Stock options to purchase an aggregate of 1,620,000 shares of common stock were granted to executive officers in 1999.

CEO COMPENSATION

    The plans and policies discussed above and the terms of Mr. Johnson's employment agreement were the basis for the 1999 compensation of the Company's Chief Executive Officer, Mr. Richard S. Johnson. In advising the Board of Directors with respect to this compensation, the Compensation Committee seeks to achieve two objectives: (i) establish a level of base salary competitive with that paid by companies within the industry which are of comparable size to the Company and by companies outside of the industry with which the Company competes for executive talent and (ii) make a significant percentage of the total compensation package contingent upon the Company's performance and stock price appreciation. In accordance with these objectives, Mr. Johnson received a base salary of $201,923 for fiscal year 1999. Stock options to purchase 510,000 shares of common stock were granted to Mr. Johnson in fiscal year 1999; of which options to purchase 270,000 shares of common stock are currently unexercisable.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The Option Plan contains certain provisions which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

    Non-performance based compensation paid to the Company's executive officers for the 1999 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not expect that the compensation to be paid to the Company's executive officers for the 2000 fiscal year will exceed the $1 million limit per officer.

                                        The Compensation Committee

                                        Richard S. Johnson

                                        Stephen W. Ellis

                                        John A. Hawkins

                                        John G. Murray

                               PERFORMANCE GRAPH

    Set forth below is a graph comparing the four-month percentage change in the Company's cumulative total stockholder return on its common stock from August 10, 1999 (the date public trading of the Company's stock commenced) to the last day of the Company's last completed fiscal year (as measured by dividing (i) the excess of the Company's share price at the end of the measurement period over the price at the beginning of the measurement period by
(ii) the share price at the beginning of the measurement period) with the cumulative total return so calculated of the Nasdaq Stock Market (U.S.) Index and a self-constructed peer group index.

                 COMPARISON OF 4-MONTH CUMULATIVE TOTAL RETURN
            AMONG HOTJOBS.COM, LTD., THE NASDAQ STOCK MARKET (U.S.)
                           INDEX AND A PEER GROUP (1)

    The following graph compares the performance of the Company's common stock with the performance of the Nasdaq Stock Market (U.S.) Index and a peer group index over the period beginning August 10, 1999 through December 31, 1999. The graph assumes that $100 was invested on August 10, 1999 in the Company's common stock, the Nasdaq Stock Market (U.S.) Index and the peer group index, and that all dividends were reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       HOTJOBS.COM, LTD  PEER GROUP ONLY  NASDAQ US
8/99               $100             $100       $100
12/99           $546.10          $280.92    $149.79

------------------------

(1) The peer group consists of the following companies:
    (i) CareerBuilder, Inc., (ii) HeadHunter.net, Inc., (iii) Topjobs.net plc and (iv) TMP Worldwide Inc.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock as of February 29, 2000 by
(i) each Director and nominee for Director; (ii) each of the Named Executive Officers; (iii) each person, or group of affiliated persons, who is known by the Company to be a beneficial owner of 5% or more of the outstanding shares of the Company's common stock; and (iv) all Directors and Named Executive Officers of the Company as a group.

    Except as otherwise noted, the address of each person listed in the table is c/o HotJobs.com, Ltd., 24 West 40th Street, 14th Floor, New York, NY 10018.

    The table includes all shares of common stock beneficially owned by the indicated stockholder as of February 29, 2000. Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 29, 2000 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage of ownership of any other person. To the Company's knowledge, except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                           NUMBER OF SHARES OF
                                                              COMMON STOCK
                                                              BENEFICIALLY
NAME                                                              OWNED          PERCENT OF OWNERSHIP
----                                                       -------------------   --------------------
Richard S. Johnson (1)...................................       11,300,352               35.4%
Bennett Carroccio (2)....................................        6,560,352               20.6
OTEC, Inc. (3)...........................................        2,900,352                9.1
The TCW Group, Inc. (4)..................................        2,838,547                8.9
John Hawkins (5).........................................        2,559,476                8.1
Generation Partners (6)..................................        2,558,828                8.1
Thomas Chin..............................................        1,800,000                5.7
Allen Murabayashi........................................        1,800,000                5.7
Dimitri J. Boylan (7)....................................        1,320,000                4.1
Stephen W. Ellis (8).....................................          285,840                  *
John G. Murray (9).......................................          216,123                  *
George J. Nassef, Jr. (10)...............................           85,705                  *
Kevin P. Ryan............................................           54,418                  *
Philip Guarascio.........................................            1,945                  *
All directors and executive officers as a group (8
  persons)(11)...........................................       15,823,859               49.2%

------------------------

* Less than 1%

(1) Includes 240,000 shares issuable upon the exercise of outstanding options; 336,000 shares held by the Richard and Carole Johnson 1999 Trust of which Mr. Johnson disclaims beneficial ownership; 3,140,352 shares owned by Mr. Carroccio which Mr. Johnson has a right to purchase pursuant to an option granted to him by Mr. Carroccio to purchase the 3,264,000 shares of common stock of the Company owned by Mr. Carroccio (on November 15, 1999, for no consideration, Mr. Johnson executed a letter agreement pursuant to which he agreed to exercise the option only to the extent of 3,140,352 shares of the Company's common stock) and a right to vote pursuant to an irrevocable proxy granted by Mr. Carroccio; and 2,900,352 shares owned by OTEC of which Mr. Johnson disclaims beneficial ownership. Until March 8, 2000, Mr. Johnson was a director and shareholder of OTEC.

(2) Includes 60,000 shares issuable upon the exercise of outstanding options; 336,000 shares held by the Bennett and Brenda Carroccio 1999 Trust of which Mr. Carroccio disclaims beneficial ownership; 3,264,000 shares of which Mr. Carroccio disclaims beneficial ownership and of which 3,140,352 are subject to purchase by Mr. Johnson pursuant to an option; and 2,900,352 shares owned by OTEC, of which Mr. Carroccio is the President, Chief Executive Officer and controlling stockholder.

(3) OTEC's address is 24 West 40(th) Street, 12(th) Floor, New York, NY 10018.

(4) Based solely on a review of Schedule 13G filings with the Commission. The address of The TCW Group, Inc. is 865 South Figueroa Street, Los Angeles, CA 90017.

(5) Includes 2,558,828 shares beneficially owned by Generation Capital Company LLC. Mr. Hawkins is a Managing Partner of Generation Capital Company LLC and, as such, may be deemed to have voting and investment power over the shares beneficially owned by Generation Capital Company LLC. Mr. Hawkins disclaims beneficial ownership of these shares.

(6) Includes 2,470,189 shares held by Generation Capital Company LLC as a general partner of Generation Parallel Management Partners L.P. and as general partner of the general partner of Generation Capital Partners L.P. In addition, includes 88,639 shares held in a separate account of State Board of Administration of Florida with respect to which an affiliate of Generation Capital Company LLC has management authority.

(7) Includes 120,000 shares issuable upon the exercise of outstanding options.

(8) Includes 102,352 shares owned by FSA Capital, Inc., of which Mr. Ellis is a director, and 2,088 shares purchased by Mr. Ellis' wife of which Mr. Ellis disclaims beneficial ownership.

(9) Includes 13,659 shares held by Mr. Murray's IRA; and 170,592 shares owned by GreenAcre Ventures LLC ("GreenAcre") of which Mr. Murray is a Managing Member. Of the shares owned by GreenAcre, 9,104 shares are attributable to Mr. Murray's interest in GreenAcre, and Mr. Murray disclaims beneficial ownership of the remaining 161,488 shares.

(10) Includes 85,000 shares issuable upon the exercise of outstanding options.

(11) Includes 445,000 shares issuable upon the exercise of outstanding options.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee currently consists of Messrs. Stephen
W. Ellis, John A. Hawkins, and John G. Murray. Until June 30, 1999, the Compensation Committee consisted solely of Richard S. Johnson. Mr. Johnson is the Chief Executive Officer and President of the Company, and Mr. Ellis is the Chief Financial Officer of the Company. No interlocking relationship exists or has existed between Messrs. Johnson, Ellis, Hawkins or Murray or any other member of the Company's Board and any members of the board of directors or compensation committee of any other company.

                              CERTAIN TRANSACTIONS

SERIES A PRIVATE PLACEMENT

    Effective May 10, 1999, the Company sold 1,620,000 shares of Series A Preferred Stock at a price of $10.00 per share. Upon consummation of the Company's IPO, all of the Series A Preferred Stock automatically converted into an aggregate of 3,934,019 shares of the Company's common stock. The purchasers of Series A Preferred Stock included the following directors, executive officers and holders of 5% or more of the Company's common stock on a fully-converted basis:

    - FSA Capital, Inc. purchased 42,148 shares of Series A Preferred Stock for $421,480. Stephen W. Ellis, a Director and the Chief Financial Officer of the Company, is a director of FSA Capital, Inc.

    - Generation Capital Partners L.P. and affiliated investment entities ("Generation Partners") purchased in the aggregate 1,053,704 shares of Series A Preferred Stock for $10,537,040. Generation Partners owns more than 5% of the Company's common stock. John A. Hawkins, a Director of the Company, is a Managing Partner of an affiliate of Generation Partners.

    - John G. Murray, a Director of the Company, purchased 18,750 shares of Series A Preferred Stock for $187,500. In connection with the Series A Preferred Stock financing, GreenAcre Ventures LLC, of which Mr. Murray is a managing member, purchased 170,592 shares of the Company's common stock from two of the Company's employees.

    - Kevin P. Ryan, a Director of the Company, purchased 21,074 shares of Series A Preferred Stock for $210,740.

    In connection with the Company's private placement, the Company entered into a stockholders' agreement with the investors in its Series A Preferred Stock and its current stockholders. In accordance with this stockholders' agreement, John
A. Hawkins, a designee of Generation Partners, and John G. Murray, a designee of the holders of Series A Preferred Stock, have been elected to the Company's Board. In addition, the investors in the Series A Preferred Stock have registration rights applicable to the common stock issued upon conversion of the Series A Preferred Stock. Other than the registration rights, all other rights under this stockholders' agreement terminated upon the closing of the Company's IPO.

REDEMPTION OF SECURITIES

    On April 2, 1999, the Company repurchased 1,200,000 shares of common stock for an aggregate price of $61,000, equal to approximately $0.05 per share, from the following executive officer and employees in the following amounts:

NAME                                                 POSITION                          AMOUNT
----                          ------------------------------------------------------  --------
Richard S. Johnson.........   Chairman, Chief Executive Officer and President         $12,200
Allen Murabayashi..........   Vice President of Software Engineering                  $24,400
Thomas Chin................   Chief Scientist                                         $24,400

AGREEMENTS WITH DOUBLECLICK

    In April 1999, the Company entered into a Softshoe-Registered Trademark-Standard License Agreement with DoubleClick. Pursuant to that agreement, DoubleClick paid the Company a one-time purchase price of $26,000 for the Softshoe Select License and currently makes monthly payments of $3,500 for the Company's comprehensive hosting and maintenance program. The agreement may be terminated by either party at any time and is of an indefinite term.

    The Company also has an agreement with DoubleClick pursuant to which the Company uses DoubleClick's DART Service to target and measure the Company's advertisements on Web pages, as well as an agreement pursuant to which DoubleClick places the Company's advertising banners on Web pages. In connection with these agreements, the Company paid an initial start-up fee of $4,500, and pays monthly service fees based on the number of ad impressions delivered pursuant to each agreement. In 1999, the Company paid to DoubleClick approximately $329,000 under these agreements. The Company recently entered into a new DART Service Agreement, pursuant to which the Company paid an initial fee of $5,000, and anticipates paying monthly fees of approximately $8,250.

    Kevin P. Ryan, a Director of the Company, is the President and Chief Operating Officer of DoubleClick.

TRANSACTIONS INVOLVING OTEC

    Richard S. Johnson, a Director and executive officer of the Company, is the former President and was, until March 8, 2000, a director and one of two shareholders of OTEC. Bennett Carroccio, one of the Company's principal stockholders, is, as of March 8, 2000, the sole shareholder of OTEC. As of February 29, 2000, OTEC owned approximately 9.1% of the Company's outstanding voting stock.

    Until May 1999, OTEC served as the Company's principal source of financing. During 1999, the Company repaid to OTEC approximately $2,000,000 which represented various expenses paid by OTEC on the Company's behalf in 1997, 1998 and 1999. These expenses primarily consisted of rent, salaries, computer expense and other administrative expenses. OTEC also provided cash advances of $2,639,795 to the Company in 1998, of which approximately $2,259,795 bore interest at rates ranging from 8.75% to 9.5% per annum. In 1999, the Company repaid all but $1,063 of these cash advances.

    The Company believes that these transactions were entered into on an arms-length basis. The expenses were based on the actual charge per employee of the Company with respect to salaries and employee benefit plans. With respect to expenses such as rent, computer expenses and insurance, expenses were based on the number of the Company's employees using the facility or service. All of these expenses were paid to outside third parties at market rates.

    OTEC and two of its affiliates maintain a line of credit with The Dime Savings Bank of New York ("Dime") in the principal amount of $3.5 million which bears interest at a fluctuating rate of 1% above Dime's established commercial lending rate. OTEC used this line of credit to provide the cash advanced to the Company in 1998. Until September 16, 1999, the Company maintained a line of credit with Dime in the principal amount of $500,000 that bore interest at a fluctuating rate of 1% above Dime's established commercial lending rate. On
July 20, 1999, the Company repaid all amounts outstanding under the Company's facility with Dime. The Company pledged all of its assets to Dime to secure OTEC's line of credit, and OTEC and two of its affiliates pledged all of their assets to Dime to secure the Company's line of credit. In addition, Messrs. Johnson and Carroccio personally guaranteed repayment of all outstanding amounts under both lines of credit. On June 2, 1999, Dime released
Messrs. Johnson and Carroccio from their guarantees and released its security interest in the Company's, OTEC's and the affiliated companies' assets. On September 16, 1999, the Company terminated its line of credit with Dime.

    The Company recognized $294,000 in 1999 for the license and hosting of miscellaneous proprietary software licensed by OTEC from the Company. The Company believes that these transactions were entered into on an arms-length basis.

    Until mid-1999, the Company had several joint insurance policies with OTEC and its affiliates. The Company and OTEC maintained joint policies because it was more economical and convenient to do so. The Company's commercial property insurance issued by Federal Insurance Company for a one-year term beginning October 15, 1998, covered both the Company's California and New York offices as well as OTEC's California office. The Company's commercial umbrella policy, also issued by Federal Insurance Company for a one-year term beginning October 15, 1998, also covered OTEC and its affiliates, as did the Company's workers compensation insurance, issued by Lumbermans Mutual Casualty Company on December 1, 1998 for a term ending October 15, 1999. Effective June 1, 1999, the Company had stand-alone insurance policies in place. The Company also had a joint fiduciary liability policy, issued by Travelers Insurance for a one-year term beginning October 20, 1998, with OTEC and its affiliates. Insurance expenses of $85,096 in 1998 have been allocated by OTEC to the Company based on the respective number of personnel of these two companies. On July 20, 1999, the Company obtained its own directors' and officers' liability insurance policy.

    Until July 1, 1999, the Company's employees participated in the 401(k) Profit Sharing Plan established in January 1996 by RBL Agency, Ltd. ("RBL"), one of OTEC's affiliates. The Plan Trustees are Richard Johnson and Bennett Carroccio. The Plan allowed the Company's employees to defer between 1% and

15% of their compensation. Under the Plan, the Company made matching contributions of $.50 for every $1.00 contributed by an employee on the first 6% of the employee's salary deferrals, which contribution was subject to vesting. Effective July 1, 1999, the Company's employees began to participate in the Company's own 401(k) Plan and all amounts attributed to the Company's employees in the RBL Plan were transferred to the Company's 401(k) Plan.

    OTEC and RBL, jointly and severally, guarantee certain of the Company's obligations, including the Company's obligation to pay rent under its leases, dated as of April 16, 1999, pursuant to which the Company rents the 10th, 14th and 16th floors of a building located at 24 West 40th Street in New York City.

    On March 2, 1999, Mr. Johnson granted Mr. Carroccio an option, which expires on March 2, 2002, to purchase 34 shares of OTEC common stock owned personally by Mr. Johnson at a purchase price of $4,880 per share aggregating to $165,290 and an additional option to purchase 50 shares of each of OTEC's affiliated companies at a purchase price of $1 per share. In addition, Mr. Johnson granted to Mr. Carroccio an irrevocable proxy expiring March 2, 2002 to vote all of Mr. Johnson's shares subject to the option. Mr. Carroccio exercised this option in full on March 8, 2000. Similarly, on March 2, 1999, Mr. Carroccio granted
Mr. Johnson an option, which expires on March 2, 2002, to purchase 3,264,000 shares of the Company's common stock owned personally by Mr. Carroccio at a purchase price of approximately $.05 per share aggregating to $165,290. On November 15, 1999, for no consideration, Mr. Johnson executed a letter agreement pursuant to which he agreed to exercise the option only to the extent of 3,140,352 shares of the Company's common stock owned by Mr. Carroccio.
Mr. Carroccio granted Mr. Johnson an irrevocable proxy expiring March 2, 2002 to vote the shares of the Company's common stock which are subject to the option. On March 8, 2000, Mr. Johnson exercised this option to the extent of 3,040,352 shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's common stock to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Commission and the Nasdaq Stock Market, Inc. Such officers, directors and 10% holders are also required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that all
Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with during the fiscal year ended December 31, 1999, except that Richard S. Johnson failed to file on a timely basis information as to his direct ownership of shares of the Company's common stock on a Form 3 and failed to file on a timely basis his change of ownership on a Form 4 when he surrendered, for no consideration, his right to exercise a stock purchase option with respect to 123,648 shares of the Company's common stock, and Stephen W. Ellis failed to file on a timely basis his change of ownership on a Form 4 related to his purchase of 42,148 shares of Series A Preferred Stock of the Company prior to the Company's IPO and the subsequent conversion of that preferred stock into common stock and his receipt prior to the Company's IPO of an option to purchase 360,000 shares of the Company's common stock.

                                   PROPOSAL 2
        APPROVAL OF INCREASE OF SHARES OF COMMON STOCK UNDER OPTION PLAN

    The Company's stockholders are being asked to approve and ratify an amendment to the Option Plan that will increase the number of shares of common stock authorized for issuance over the term of the Option Plan by adding an annual automatic share increase feature to the Option Plan whereby the share reserve will increase on the first trading day in January each calendar year, beginning with calendar year 2001, by an amount equal to 3% of the total number of shares of common stock outstanding on the last trading day of the immediately preceding calendar year, subject to a maximum annual increase of 1,500,000 shares.

    The Option Plan became effective on June 30, 1999 upon its adoption by the Board of Directors and approval by the stockholders. The amendment to the Option Plan that is the subject of this Proposal was adopted by the Board on March 2, 2000, subject to stockholder approval at the Annual Meeting.

    The proposed share increase will assure that a sufficient reserve of common stock is available under the Option Plan to attract and retain the services of employees, which is essential to the Company's long-term growth and success.

    The following is a summary of the principal features of the Option Plan as amended. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in New York City, New York.

EQUITY INCENTIVE PROGRAMS

    The Option Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program and (iii) an Automatic Option Grant Program. The principal features of each of these programs are described below. The Compensation Committee has the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to officers and directors subject to the short-swing trading restrictions of the federal securities laws. The Option Plan Administrator (which as used in this summary will mean the Compensation Committee, the Secondary Committee (defined below) or the Board to the extent such entity is administering the Plan) will have complete discretion (subject to the provisions of the Option Plan) to authorize option grants under the Option Plan. With respect to all other participants, the Discretionary Option Grant and Stock Issuance Programs may be administered by either the Compensation Committee or a special stock option committee (the "Secondary Committee") comprised of one or more Board members appointed by the Board or by the Board itself. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program, and no administrative discretion will be exercised by the Option Plan Administrator with respect to the grants made thereunder. Stockholder approval of the amendment to the Option Plan subject to this Proposal will constitute pre-approval of each option grant subsequently made pursuant to the provisions of the Automatic Option Grant Program and the subsequent exercise of that option in accordance with such terms.

SHARE RESERVE

    The maximum number of shares of the Company's common stock initially reserved for issuance over the term of the Plan was 4,500,000 shares. If this proposal is approved, the number of shares available for issuance under the Option Plan will automatically increase on the first trading day of each calendar year, beginning with the 2001 calendar year, by an amount equal to 3% of the total number of shares of common stock outstanding on the last trading day of the immediately preceding calendar year, provided that no such increase will exceed 1,500,000 shares. In no event may any one participant in the Option Plan receive options, separately exercisable stock appreciation rights or direct stock issuances for more than 1,000,000 shares in the aggregate per calendar year.

    The shares of common stock issuable under the Plan may be drawn from shares of the Company's authorized but unissued common stock or from shares of common stock reacquired by the Company, including shares repurchased on the open market.

    Should an option expire, terminate or be canceled prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the Option Plan. Unvested shares issued under the Option Plan and subsequently repurchased by the Company at the original exercise or issue price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Option Plan. However, shares subject to any options surrendered in connection with outstanding stock appreciation rights under the Plan will not be available for subsequent issuance.

CHANGES IN CAPITALIZATION

    In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Option Plan, (ii) the maximum number of securities by which the share reserve is to increase automatically each year (if this Proposal is approved), (iii) the number and/or class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Option Plan, (iv) the number and/or class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Option Plan. All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the Option Plan.

ELIGIBILITY

    Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board and the board of directors of its parent or subsidiaries and consultants and independent advisors of the Company and its parent and subsidiaries will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board (including members of the Compensation Committee) will also be eligible to participate in the Automatic Option Grant Program.

    As of February 29, 2000 approximately four executive officers, 246 other employees and four non-employee Board members were eligible to participate in the Option Plan.

VALUATION

    The fair market value per share of common stock on any relevant date under the Option Plan will be the closing selling price per share on that date on the Nasdaq National Market. However, if there is no closing selling price for the common stock on the date in question, then the fair market value shall be the closing selling price on the last preceding date for which such quotation exists. On February 29, 2000, the closing selling price per share was $25.13.

DISCRETIONARY OPTION GRANT PROGRAM

    GRANTS. The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such grants or issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. All expenses incurred in administering the Option Plan will be paid by the Company.

    PRICE AND EXERCISABILITY. Options may be granted under the Discretionary Option Grant Program at an exercise price per share fixed by the Plan Administrator; provided that incentive stock options will not be granted at an exercise price per share less than 100% of the fair market value per share of common stock on the option grant date. No granted option will have a term in excess of ten years, and each option will generally become exercisable in one or more installments over the optionee's period of service with the Company. The shares of common stock acquired upon the exercise of one or more options may, however, be unvested and subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator may at any time cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

    The exercise price may be paid in cash or in shares of common stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

    No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime (i) as a gift to one or more members of the optionee's immediate family, to a trust established exclusively for one or more such family members or to an entity controlled by the optionee and/or one or more such family members or (ii) pursuant to a domestic relations order.

    TERMINATION OF SERVICE. Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    STOCK APPRECIATION RIGHTS. The Plan Administrator is authorized to issue stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program. These stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of common stock.

STOCK ISSUANCE PROGRAM

    Shares may be sold under the Stock Issuance Program at a price fixed by the Plan Administrator, payable in cash or as a bonus for past services.

    The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the period of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

AUTOMATIC OPTION GRANT PROGRAM

    Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member will automatically be granted at that time a non-statutory option grant for 20,000 shares of common stock. In addition, on the date of each annual meeting of stockholders beginning with this Annual Meeting, each individual who is to continue to serve as a non-employee Board member after such meeting will automatically be granted an option to purchase 5,000 shares of common stock, provided such individual has served as a non-employee Board member for at least six months.

    Each option will have an exercise price per share equal to 100% of the fair market value per share of common stock on the option grant date and a maximum term of ten years measured from the option grant date. Each option will be immediately exercisable for all of the option shares; however, any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting. Each initial 20,000 share option grant will vest (and the Company's repurchase rights will lapse) in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four-year period of Board service measured from the option grant date. Each annual 5,000 share grant will vest (and the Company's repurchase right will lapse) upon the optionee's completion of one year of Board service measured from the grant date.

    Each option will remain exercisable for a 12-month period following the optionee's cessation of service as a Board member. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of option shares (if any) in which the Board member is vested at the time of his or her cessation of Board service.

    The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability or upon certain changes in the ownership or control of the Company. In addition, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (i) the highest price per share of common stock paid in connection with such tender offer over (ii) the exercise price payable for such share. Stockholder approval of this Proposal will constitute pre-approval of each option subsequently granted with such a surrender right and the subsequent surrender of that option in accordance with the foregoing provisions. No additional approval of the Plan Administrator or the Board will be required at the time of the actual option surrender and cash distribution.

GENERAL PROVISIONS

    ACCELERATION. In the event that the Company is acquired by merger or asset sale or by tender offer for more than 50% of the outstanding voting stock, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation, replaced with a comparable option to purchase shares of the capital stock of the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. However, the Plan Administrator has the authority to grant options which will immediately vest upon a change in control of the Company, whether or not those options are assumed by the successor corporation or otherwise continued in effect following the change in control. The Plan Administrator also has the discretionary authority to provide for the acceleration of any options assumed in an acquisition and any unvested shares which do not vest at the time of the acquisition upon the involuntary termination of the individual's service within a designated period (not to exceed 18 months) following the acquisition.

    The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

    MODIFICATION OF AWARDS. The Plan Administrator has full power and authority subject to the provisions of the Option Plan to amend, modify or cancel any outstanding award under the Option Plan with the consent of the holder or accelerate the vesting of such award.

    FINANCIAL ASSISTANCE. The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the Option Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the consideration payable for the aggregate option exercise price or price payable for the purchased shares plus all applicable taxes incurred in connection with the acquisition of the shares.

    SPECIAL TAX ELECTION. The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax withholding liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such tax liability.

    AMENDMENT AND TERMINATION. The Board may amend or modify the Option Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on June 29, 2009.

OPTION AWARDS

    The table below shows, as to each of the Named Executive Officers and the various indicated individuals and groups, the number of shares of common stock subject to options granted between June 30, 1999 and February 29, 2000 under the Option Plan together with the weighted average exercise price payable per share:

                                                                NUMBER OF     WEIGHTED AVERAGE
NAME                                                          OPTION SHARES    EXERCISE PRICE
----                                                          -------------   ----------------
Named Executive Officers:
Richard S. Johnson..........................................      150,000          $ 8.80
Stephen W. Ellis............................................      150,000          $ 8.00
Dimitri J. Boylan...........................................      150,000          $ 8.00
George J. Nassef, Jr........................................      150,000          $ 8.00
All current executive officers as a group (4 persons).......      600,000          $ 8.20
Directors:
Philip Guarascio............................................       20,000          $ 8.00
John A. Hawkins.............................................       20,000          $ 8.00
John G. Murray..............................................       20,000          $ 8.00
Kevin P. Ryan (1)...........................................           --              --
All non-employee directors as a group (4 persons)...........       60,000          $ 8.00
All employees, including current officers who are not
  executive officers as a group (255 persons)...............    1,900,300(2)       $17.35

------------------------

(1) Mr. Ryan's options were granted under the predecessor to the Option Plan.

(2) Includes options to purchase 71,000 shares of common stock which were subsequently cancelled upon the optionees' termination of service.

FEDERAL INCOME TAX CONSEQUENCES

    OPTION GRANTS. Options granted under the Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories:
(i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

    Upon a qualifying disposition, the optionee will recognize long-term capital gains in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (a) the fair market value of those shares on the exercise date over
(b) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the
Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    STOCK APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

    DIRECT STOCK ISSUANCE. The tax principles applicable to direct stock issuances under the Option Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options is expected to remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

    Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings. However, the Company must disclose in footnotes and pro-forma statements to the Company's consolidated financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

    On March 31, 1999, the Financial Accounting Standards Board issued an exposure draft of a proposed interpretation of APB Opinion No. 25 governing the accounting principles applicable to equity incentive plans. Under the proposed interpretation, as subsequently modified on August 11, 1999, option grants made to non-employee consultants (but not non-employee Board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will, accordingly, include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final interpretation) and the vesting date of each installment of the option shares. In addition, if the proposed interpretation is adopted, any options which are repriced after December 15, 1998 will also trigger a direct charge to the Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final interpretation) and the date the option is exercised for those shares.

    Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

NEW PLAN BENEFITS

    As of February 29, 2000, no options have been granted, and no direct stock issuances have been made, on the basis of the automatic share increase feature under this Proposal. On the date of the Annual Meeting, each of Messrs. Guarascio, Hawkins, Murray and Ryan will receive an option grant for 5,000 shares under the Automatic Option Grant Program at an exercise price equal to the fair market value of the shares on that date.

STOCKHOLDER APPROVAL

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the Option Plan. Should such stockholder approval not be obtained, then the automatic annual share increase feature will not be implemented. The Option Plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of the Option Plan prior to the proposed amendment until the available reserve of common stock under the Option Plan is issued.

    The Board believes that it is in the best interests of the Company to implement a comprehensive equity incentive program for the Company which will provide a meaningful opportunity for officers, employees and non-employee Board members to acquire a substantial proprietary interest in the enterprise and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

                          RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE OPTION PLAN.

                                   PROPOSAL 3
       APPROVAL OF INCREASE OF SHARES OF COMMON STOCK UNDER PURCHASE PLAN

    The Company's stockholders are being asked to approve and ratify an amendment to the Purchase Plan that will implement an automatic share increase feature whereby the number of shares of common stock authorized for issuance over the term of the Purchase Plan will increase on the first trading day of January each calendar year during the term of the Purchase Plan, beginning with calendar year 2001, by an amount equal to 1% of the total number of shares of common stock outstanding on the last trading day of the immediately preceding calendar year, subject to a maximum annual increase of 500,000 shares.

    The Purchase Plan was adopted by the Board and approved by the company's stockholders on June 30, 1999. The Purchase Plan became effective on August 10, 1999 in connection with the Company's IPO. The amendment to the Purchase Plan that is the subject of this Proposal was adopted by the Board on March 2, 2000, subject to stockholder approval at the Annual Meeting.

    The proposed share increase will assure that a sufficient reserve of common stock is available under the Purchase Plan to attract and retain the services of employees, which is essential to the Company's long-term growth and success.

    The following is a summary of the principal features of the Purchase Plan as amended. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in New York City, New York.

ADMINISTRATION

    The Purchase Plan is administered by the Compensation Committee. Such committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

SHARE RESERVE

    250,000 shares of common stock were initially reserved for issuance under the Purchase Plan. Upon stockholder approval of this Proposal, the number of shares available for issuance under the Purchase Plan will automatically increase on the first trading day of January each calendar year during the term of the Purchase Plan, beginning with calendar year 2001, by an amount equal to 1% of the total number of shares of common stock outstanding on the last trading day of the immediately preceding calendar year, subject to a maximum annual increase of 500,000 shares.

    If any change is made to the Company's outstanding common stock (whether by reason of any recapitalization, stock dividend, stock split, exchange or combination of shares or other change in corporate structure effected without the Company's receipt of consideration), appropriate adjustments will be made to the (i) maximum number of securities issuable over the term of the Purchase Plan, (ii) maximum number of securities by which the share reserve is to increase automatically each year (if this Proposal is approved), (iii) maximum number of securities purchasable per participant on any semi-annual purchase date and (iv) number of securities and the price per share in effect under each outstanding purchase right.

    As of February 29, 2000, 58,718 shares of common stock had been issued under the Purchase Plan as a result of purchases on the January 31, 2000 purchase date, and 191,282 shares remain available for issuance.

PURCHASE PERIODS; SHARES PURCHASED

    Shares of common stock are offered under the Purchase Plan through a series of successive offering periods, each with a maximum duration of 24 months. The current offering period began on August 10, 1999, in connection with the Company's IPO and will end on the last business day in July 2001. The next offering period will begin on the first business day in August 2001, and subsequent offering periods will begin as designated by the Plan Administrator. Purchase periods will be six months in duration, with purchases occurring on the last business day of January and July each year. The number of shares to be purchased on each semi-annual purchase date will be determined by dividing each participant's accrued payroll deductions by the purchase price for that date. However, no participant may purchase more than 1,400 shares on any purchase date

    Should the fair market value per share of common stock an any semi-annual purchase date be less than the fair market value per share on the start date of the two-year offering period, then that offering period will automatically terminate, and a new two-year offering period will begin on the next business day, with all participants in the terminated offering to be automatically transferred to the new offering period.

PURCHASE PRICE

    The purchase price per share on each purchase date will be 85% of the lower of (i) the market price per share on the participant's entry date into the offering period or (ii) the market price per share on the purchase date.

ELIGIBILITY

    Each individual who is employed by the Company on a basis requiring more than 20 hours of service per week for more than five months per calendar year will be eligible to participate. Employees may join the Purchase Plan on the start date of the first six-month purchase period following their hire date or on the start date of any subsequent purchase period.

    As of February 1, 2000, approximately 213 employees, including two executive officers, were eligible to participate in the Purchase Plan.

CONTRIBUTIONS

    Employees will contribute to the plan through payroll deductions. The deductions will be a percentage of their total cash compensation. The minimum percentage will be 1% and the maximum percentage will be 15%. Employees may reduce their payroll deduction percentage once during each six-month purchase period and may increase such percentage effective as of the next new purchase period. An employee may stop his or her payroll deductions at any time. In such event, payroll deductions accumulated will automatically be refunded or, at the employee's election, applied to the purchase of shares on the next purchase date. After terminating payroll deductions, the employee will not be permitted to rejoin the plan until a new two-year offering period begins.

LEAVE OF ABSENCE

    If an employee takes an approved unpaid leave of absence, accumulated payroll deductions will automatically be refunded or, at the employee's election, applied to the purchase of shares on the next purchase date. Payroll deductions will automatically resume upon his or her return to employment, provided he or she returns within 90 days or such longer period if the leave of absence is one with respect to which a right to return to employment is guaranteed by law or contract. If the leave of absence continues beyond the applicable 90-day period and his or her re-employment rights are not guaranteed by statute or contract, the employee must re-enroll in the Purchase Plan to participate in the next subsequent two-year offering period.

TERMINATION OF SERVICE

    If an employee leaves the Company, his or her participation in the Purchase Plan will automatically terminate and all amounts accumulated will be refunded.

ACCELERATION

    In the event the Company is acquired or sells all or substantially all of its assets in complete liquidation or dissolution of the Company, a special purchase date will occur immediately before the acquisition. The Company will use its best efforts to provide participants 10 days notice of such purchase date. The limitation on the maximum number of shares purchasable by a participant and in the aggregate on any one purchase date will continue to be applicable to any purchase date attributable to such a transaction.

SHARE PRO-RATION

    Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares at the time available for issuance under the Purchase Plan, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock allocated to such individual, will be refunded.

TERM; AMENDMENT

    The Purchase Plan will have a 10-year term. The Board may terminate the Purchase Plan or amend it, subject to stockholder approval when required. Amendments or a termination will generally take effect following the close of the current semi-annual purchase period. However, in the event the accounting rules applicable to employee stock purchase programs are amended such that the Company is required to record a compensation expense for financial reporting purposes with respect to the Purchase Plan, the Board may amend or terminate the Purchase Plan immediately.

PURCHASE PLAN PURCHASES ON JANUARY 31, 2000

                                                                 NUMBER OF       WEIGHTED AVERAGE
NAME                                                          SHARES PURCHASED    PURCHASE PRICE
----                                                          ----------------   ----------------
Named Executive Officers:
Richard S. Johnson..........................................           --                --
Stephen W. Ellis............................................        1,400             $6.80
Dimitri J. Boylan...........................................           --                --
George J. Nassef, Jr........................................          695             $6.80
All current executive officers as a group (4 persons).......        2,095             $6.80
All employees, including current officers who are not
  executive officers as a group (99 persons)................       56,623             $6.80

TAX CONSEQUENCES

    The Purchase Plan will be administered as a qualified employee stock purchase plan under Internal Revenue Code Section 423. Accordingly, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. There will be no taxable consequences to the participants until the shares are sold or otherwise transferred or in the event the participant should die while still owning the purchased shares.

    If the participant sells or otherwise disposes of the purchased shares within two years after his or her entry date into the offering period in which such shares were acquired or within one year after the semi-annual purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

    If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the offering period in which the shares were acquired and more than one year after the semi-annual purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the LOWER of
(i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the participant's entry date into that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such sale or disposition.

    If the participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the LOWER of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired.

ACCOUNTING TREATMENT

    Under current accounting principles applicable to employee stock purchase plans qualified under Section 423 of the Internal Revenue Code, the issuance of common stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reportable earnings. However, the Company must disclose, in pro-forma statements to the Company's consolidated financial statements, the impact that the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the fair value of those purchase rights treated as compensation expense.

NEW PLAN BENEFITS

    As of February 29, 2000, no purchases have been made on the basis of the automatic share increase feature under this Proposal.

STOCKHOLDER APPROVAL

    The affirmative vote of a majority of the outstanding shares of the common stock present or represented and entitled to vote is required for approval of this proposal. Should such stockholder approval not be obtained, then the automatic share increase feature will not be implemented, and 191,282 shares will remain available for issuance under the Purchase Plan.

                          RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN.

                                   PROPOSAL 4
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    Upon the recommendation of the Audit Committee, the Board of Directors appointed KPMG LLP, independent public accountants, as independent auditors of the Company to serve for the year ending December 31, 2000, subject to the ratification of such appointment by the stockholders at the Annual Meeting. A majority of the votes of the outstanding shares of common stock is required to ratify the appointment of the auditors. A representative of KPMG LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

                          RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                             STOCKHOLDER PROPOSALS

    In accordance with regulations issued by the Commission, stockholder proposals intended for presentation at the 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than December 8, 2000 if such proposals are to be considered for inclusion in the Company's proxy statement. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under U.S. federal securities laws.

    Pursuant to the rule of the Commission and the Company's by-laws, in order to be properly presented at the 2001 Annual Meeting of Stockholders, any stockholder proposals intended to be presented must be received by the Company between November 8, 2000 and December 8, 2000, inclusive. Stockholder proposals received before or after those dates may be excluded from the meeting.

                                 ANNUAL REPORT

    The Annual Report of the Company (which does not form a part of the proxy solicitation materials), containing the consolidated financial statements of the Company for the fiscal year ended December 31, 1999, is being distributed concurrently herewith to all stockholders entitled to notice of and to vote at the Annual Meeting.

                                   FORM 10-K

    THE COMPANY FILED ITS ANNUAL REPORT ON FORM 10-K WITH THE COMMISSION ON MARCH 24, 2000. STOCKHOLDERS MAY OBTAIN A COPY OF THIS REPORT, WITHOUT CHARGE, BY WRITING TO THE DIRECTOR OF INVESTOR RELATIONS AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES LOCATED AT 24 WEST 40(TH) STREET, 14(TH) FLOOR, NEW YORK, NEW YORK 10018.

                                 OTHER MATTERS

    Management knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

    Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. The Company may also consider the engagement of a proxy solicitation firm. Costs of the solicitation will be borne by the Company.

                                          By Order of the Board of Directors

                                          /s/ Richard S. Johnson

                                          Richard S. Johnson

                                          President, Chief Executive Officer and
                                          Chairman of the Board of Directors

New York, New York
April 7, 2000

   STOCKHOLDERS ARE REMINDED TO SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT
                PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                   APPENDIX A
                                  FORM OF PROXY

                                HOTJOBS.COM, LTD.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
        OF STOCKHOLDERS TO BE HELD ON MAY 17, 2000

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned stockholder of HotJobs.com, Ltd. hereby appoints Richard S. Johnson and Stephen W. Ellis, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of HotJobs.com, Ltd. to be held at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, 10036 on May 17, 2000 at 10:00 a.m. (New York time).

1.       ELECTION OF DIRECTORS (FOR TERMS AS DESCRIBED IN THE PROXY STATEMENT)

         / /  FOR nominees below                / /  WITHHOLD AUTHORITY
              (except as marked to the               to vote for nominees below
              contrary)

         NOMINEES:

         John G. Murray
         Kevin P. Ryan

         INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name on the space provided below.

2.       APPROVAL OF AMENDMENT TO THE OPTION PLAN

        / / FOR              / / AGAINST            / / ABSTAIN WITH RESPECT TO

         the proposal to approve automatic increases in the number of shares of common stock available under the Company's 1999 Stock Option/Stock Issuance Plan and limit the annual automatic share increase under the Option Plan to 1,500,000 shares.

3.       APPROVAL OF AMENDMENT TO THE PURCHASE PLAN

        / / FOR              / / AGAINST            / / ABSTAIN WITH RESPECT TO

         the proposal to approve automatic increases in the number of shares of common stock available under the Company's Employee Stock Purchase Plan and limit the annual automatic share increase under the Purchase Plan to 500,000 shares.

4. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        / / FOR              / / AGAINST            / / ABSTAIN WITH RESPECT TO

         the proposal to ratify the selection of KPMG LLP, independent public accountants, as auditors of the Company as described in the Proxy Statement.

5. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

         UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5.

Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.

                             Name(s) of Stockholder

                           Signature(s) of Stockholder

Dated:

                                   APPENDIX B

        1999 STOCK OPTION/STOCK ISSUANCE PLAN AND AMENDMENT NO. 1 THERETO

                                HOTJOBS.COM, LTD.
                      1999 STOCK OPTION/STOCK ISSUANCE PLAN

                                   ARTICLE ONE
                               GENERAL PROVISIONS

                             I. PURPOSE OF THE PLAN

This 1999 Stock Option/Stock Issuance Plan is intended to promote the interests of HotJobs.com, Ltd., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation. Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

                            II. STRUCTURE OF THE PLAN

A. The Plan shall be divided into three separate equity programs:

(i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

(ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

(iii) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock.

B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

                         III. ADMINISTRATION OF THE PLAN

A. Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board. Beginning with the
Section 12 Registration Date, the following provisions shall govern the administration of the Plan:

(i) The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

(ii) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

(iii) Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program.

B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

(i) to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

(ii) to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any)applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

(iii) to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

(iv) to take such other discretionary actions as permitted pursuant to the terms of the applicable program. Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

                                 IV. ELIGIBILITY

A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i) Employees,

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant Program.

                          V. STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 4,500,000 shares.

B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1999 calendar year.

C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall NOT be available for subsequent issuance.

D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to
(i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                   ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM

                                 I. OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. EXERCISE PRICE.

1. The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Five and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(i) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the

Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C. CESSATION OF SERVICE.

1. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

(i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

(iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(iv) Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

(i) to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime (i) as a gift to one or more members of the Optionee's immediate family, to a trust in which Optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by Optionee and/or one or more such family members or (ii) pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                              II. INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

A. ELIGIBILITY. Incentive Options may only be granted to Employees.

B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

                    III. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or

(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

E. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

F. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

G. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Hostile Take-Over. Any such option shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.

H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                          IV. STOCK APPRECIATION RIGHTS

The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                  ARTICLE THREE
                             STOCK ISSUANCE PROGRAM

                             I. STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

A. PURCHASE PRICE.

1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator.

2. Subject to the provisions of Section II of Article Five, Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation, or

(ii) past services rendered to the Corporation (or any Parent or Subsidiary).

B. VESTING/ISSUANCE PROVISIONS.

1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3. The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

6. Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

                     II. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

B. The Plan Administrator may at any time provide for the automatic termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or Hostile Take-Over or (ii) an Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control or Hostile Take-Over in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

                            III. SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR
                         AUTOMATIC OPTION GRANT PROGRAM

                                 I. OPTION TERMS

A. GRANT DATES. Options shall be made on the dates specified below:

1. Each individual who is serving as a non-employee Board member on the Underwriting Date shall automatically be granted, on the Underwriting Date, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of any Parent or Subsidiary.

2. Each individual who is first elected or appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

3. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board, shall automatically be granted a Non-Statutory Option to purchase 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months.

B. EXERCISE PRICE.

1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 20,000 share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual 5,000 share option grant shall vest, and the Corporation's repurchase right shall lapse upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

E. CESSATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Board service:

(i) Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

(ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

(iii) Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares for which the option was exercisable on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares for which the option is not otherwise at that time exercisable.

(iv) However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                     II. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. In the event of any Change in Control or Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option may, immediately prior to the effective date of such Change in Control or Hostile Take-Over, became fully exercisable for all of the shares of Common Stock at the time subject to such option and maybe exercised for all or any of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

B. All outstanding repurchase rights shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty
(30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

                              III. REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE
                                  MISCELLANEOUS

                          I. NO IMPAIRMENT OF AUTHORITY

Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  II. FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

                              III. TAX WITHHOLDING

A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                     IV. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan shall become effective with respect to the Discretionary Option Grant and Stock Issuance Programs immediately upon the Plan Effective Date. The Automatic Option Grant Program shall become effective on the Underwriting Date. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B. The Plan shall terminate upon the EARLIEST of (i) June 29, 2009, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

                            V. AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

                               VI. USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

                            VII. REGULATORY APPROVALS

A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

                       VIII. NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

The following definitions shall be in effect under the Plan:

A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

B. BENEFICIARY shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

C. BOARD shall mean the Corporation's Board of Directors.

D. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or reorganization approved by the Corporation's stockholders, UNLESS securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

(ii) any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommend such stockholders to accept.

E. CODE shall mean the Internal Revenue Code of 1986, as amended.

F. COMMON STOCK shall mean the Corporation's common stock.

G. CORPORATION shall mean HotJobs.com, Ltd., a Delaware corporation, and its successors.

H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

I. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

J. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) For purposes of any options made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

(iv) For purposes of any options made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

L. HOSTILE TAKE-OVER shall mean:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

M. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

N. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

O. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

P. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

Q. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

R. OPTION SURRENDER VALUE shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of

Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

S. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

T. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

V. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

W. PLAN shall mean the Corporation's 1999 Stock Option/Stock Issuance Plan, as set forth in this document.

X. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

Y. PLAN EFFECTIVE DATE shall mean June 30, 1999, the date on which the Plan was adopted by the Board.

Z. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

AA. SECONDARY COMMITTEE shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

BB. SECTION 12 REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12(g) of the 1934 Act.

CC. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

DD. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

EE. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange. FF. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

GG. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

HH. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

II. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

JJ. UNDERWRITING DATE shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

KK. WITHHOLDING TAXES shall mean the Federal, state and local income and employment withholding tax liabilities to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

                                HOTJOBS.COM, LTD.

                      1999 STOCK OPTION/STOCK ISSUANCE PLAN

                                 AMENDMENT NO. 1

The HotJobs.com, Ltd. 1999 Stock Option/Stock Issuance Plan (the "PLAN") is hereby amended as follows:

1. Paragraphs B, C and D of Section V of Article One of the Plan are hereby redesignated as Paragraphs C, D and E, respectively, and new Paragraph V.B. of Article One is hereby added to the Plan to read as follows:

                           "B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with the 2001 calendar year, by an amount equal to three percent (3%) of the shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall such annual increase exceed One Million Five Hundred Thousand (1,500,000) shares."

       2. Redesignated Paragraph V.E. of Article One of the Plan is hereby amended and restated in its entirety, to read as follows:

                           "E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Committee to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive."

       3. Except as modified by this Plan Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, HotJobs.com, Ltd. has caused this Amendment No. 1 to be executed on its behalf by its duly-authorized officer as of the 17th day of May, 2000.

                                                     HOTJOBS.COM, LTD.

                                     BY:
                                        ---------------------------------
                                     NAME:
                                          -------------------------------
                                     TITLE:
                                           ------------------------------

                                   APPENDIX C

            EMPLOYEE STOCK PURCHASE PLAN AND AMENDMENT NO. 1 THERETO

                                HOTJOBS.COM, LTD.
                        1999 EMPLOYEE STOCK PURCHASE PLAN

                             I. PURPOSE OF THE PLAN

This 1999 Employee Stock Purchase Plan is intended to promote the interests of HotJobs.com, Ltd., a Delaware corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

                         II. ADMINISTRATION OF THE PLAN

The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of
Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

                           III. STOCK SUBJECT TO PLAN

A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Two Hundred Fifty Thousand (250,000) shares.

B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to
(i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant and in the aggregate on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

                              IV. OFFERING PERIODS

A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

B. Each offering period shall be of such duration (not to exceed twenty-four
(24) months) as determined by the Plan Administrator prior to the start date of such offering period. However, the initial offering period shall commence at the Effective Time and terminate on the last business day in July 2001. Subsequent offering periods shall commence as designated by the Plan Administrator.

C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in February each year to the last business day in July of the same year and from the first business day in August each year to the last business day in January of the following year. However, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in January 2000.

D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty (24) months, unless a shorter duration is established by the Plan Administrator within five
(5) business days following the start date of that offering period.

                                 V. ELIGIBILITY

A. Each individual who is an Eligible Employee on the start date of an offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

                             VI. PAYROLL DEDUCTIONS

A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

(i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

(ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

                              VII. PURCHASE RIGHTS

A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's

Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the LOWER of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed One Thousand Four Hundred (1,400) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum number of shares of Common Stock purchasable in the aggregate by all Participants on any one Purchase Date shall not exceed Sixty Two Thousand Five Hundred (62,500) shares, subject to periodic adjustments in the event of certain changes in the corporation's capitalization.

E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable on the Purchase Date shall be promptly refunded.

F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

(i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

(ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

(iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (i) within ninety (90) days following the commencement of such leave or, (ii) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by either statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began. However, should the Participant's leave of absence exceed ninety (90) days and his or her re-employment rights not be guaranteed by either statute or contract, then the Participant's status as an Eligible Employee will be deemed to terminate on the ninety-first (91st) day of that leave, and such Participant's purchase right for the offering period in which that leave began shall thereupon terminate. An individual who returns to active employment following such a leave shall be treated as a new Employee for purposes of the Plan and must, in order to resume participation in the Plan, re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into the offering period.

G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the LOWER of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitations on the number of shares of Common Stock purchasable per Participant and in the aggregate shall continue to apply to any such purchase.

The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

I. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

                            VIII. ACCRUAL LIMITATIONS

A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code
Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

(i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

(ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

                     IX. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan was adopted by the Board on June 30, 1999 and shall become effective at the Effective Time, PROVIDED no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and
(ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

B. Unless sooner terminated by the Board, the Plan shall terminate upon the EARLIEST of (i) the last business day in July 2009, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

                      X. AMENDMENT/TERMINATION OF THE PLAN

A. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Time be subsequently revised so as to require the recognition of compensation expense in the absence of such amendment or termination.

B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders:

(i) increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify eligibility requirements for participation in the Plan.

                             XI. GENERAL PROVISIONS

A. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

B. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

C. The provisions of the Plan shall be governed by the laws of the State of New York without regard to that State's conflict-of-laws rules.

                                   SCHEDULE A
                          CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE TIME

HotJobs.com, Ltd.
HotJobs.com Australia Pty. Ltd.

                                    APPENDIX

The following definitions shall be in effect under the Plan:

A. BOARD shall mean the Corporation's Board of Directors.

B. CASH EARNINGS shall mean the (i) base salary payable to a Participant by one or more Participating Corporations during such individual's period of participation in one or more offering periods under the Plan plus (ii) all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall NOT include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any employee benefit or welfare plan now or hereafter established.

C. CODE shall mean the Internal Revenue Code of 1986, as amended.

D. COMMON STOCK shall mean the Corporation's common stock.

E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

G. CORPORATION shall mean HotJobs.com, Ltd., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of HotJobs.com, Ltd. which shall by appropriate action adopt the Plan.

H. EFFECTIVE TIME shall mean the time at which the Underwriting Agreement is executed. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

I. ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

J. ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

L. 1933 ACT shall mean the Securities Act of 1933, as amended.

M. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

N. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

O. PLAN shall mean the Corporation's 1999 Employee Stock Purchase Plan, as set forth in this document.

P. PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

Q. PURCHASE DATE shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be January 31, 2000.

R. PURCHASE INTERVAL shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

S. SEMI-ANNUAL ENTRY DATE shall mean the first business day in February and August each year on which an Eligible Employee may first enter an offering period.

T. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

U. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the Corporation's initial public offering of its Common Stock.

                                HOTJOBS.COM, LTD.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

                                 AMENDMENT NO. 1

The HotJobs.com, Ltd. 1999 Employee Stock Purchase Plan (the "PLAN") is hereby amended as follows:

   1. Paragraph B of Section III of the Plan is hereby redesignated as Paragraph C, and new Paragraph III.B. is hereby added to the Plan to read as follows:

                           "B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with the 2001 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall such annual increase exceed Five Hundred Thousand (500,000) shares."

   2. Redesignated Paragraph III.C. of the Plan is hereby amended and restated in its entirety, to read as follows:

                           "E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Committee to (i) the maximum number and class of securities issuable under the Plan, (ii) the number and class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the maximum number and class of securities purchasable per Participant and in the aggregate on any one Purchase Date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder."

   3. Except as modified by this Plan Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, HotJobs.com, Ltd. has caused this Amendment No. 1 to be executed on its behalf by its duly-authorized officer as of the 17th day of May, 2000.

                                                     HOTJOBS.COM, LTD.

                                     BY:
                                        -------------------------------
                                     NAME:
                                          -----------------------------
                                     TITLE:
                                           ----------------------------